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PROSPECTUS                                                  OCTOBER 31, 1995
               DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND
             DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND
                DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND
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        THE DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND, DREYFUS/LAUREL
MASSACHUSETTS TAX-FREE MONEY FUND AND DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND (EACH A "FUND" AND COLLECTIVELY THE "FUNDS") ARE SEPARATE PORTFOLIOS OF T HE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS (FORMERLY THE LAUREL TAX-FREE MUNICIPAL FUNDS AND PREVIOUSLY THE BOSTON COMPANY TAX-FREE MUNICIPAL FUNDS),
A NON-DIVERSIFIED MANAGEMENT INVESTMENT COMPANY KNOWN AS A MUTUAL FUND. THE FUNDS SEEK TO PROVIDE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES AND STATE PERSONAL INCOME TAXES FOR RESIDENT SHAREHOLDERS OF THE NAMED STATE TO THE EXTENT CONSISTENT WITH THE PRESERVATION OF CAPITAL AND THE MAINTENANCE OF LIQUIDITY BY INVESTING IN HIGH QUALITY, SHORT-TERM MUNICIPAL SECURITIES.
        THIS PROSPECTUS DESCRIBES TWO CLASSES OF SHARES-INVESTOR AND CLASS R SHARES FOR THE FUNDS (COLLECTIVELY, THE "SHARES").
        SHARES OF THE FUNDS ARE SOLD WITHOUT A SALES LOAD. INVESTOR SHARES OF THE FUNDS ARE SUBJECT TO DISTRIBUTION AND SHAREHOLDER SERVICING FEES.
        YOU CAN PURCHASE OR REDEEM SHARES BY TELEPHONE USING THE DREYFUS TELET RANSFER PRIVILEGE.
        THE DREYFUS CORPORATION SERVES AS THE FUNDS' INVESTMENT MANAGER. THE DREYFUS CORPORATION IS REFERRED TO AS "DREYFUS."
          AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
        THIS PROSPECTUS SETS FORTH CONCISELY INFORMATION ABOUT THE FUNDS THAT YOU SHOULD KNOW BEFORE INVESTING. IT SHOULD BE READ CAREFULLY BEFORE YOU INVEST AND RETAINED FOR FUTURE REFERENCE.
        THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED OCTOBER 31, 1995, WHICH MAY BE REVISED FROM TIME TO TIME, PROVIDES A FURTHER DISCUSSION
OF CERTAIN AREAS IN THIS PROSPECTUS AND OTHER MATTERS WHICH MAY BE OF
INTEREST TO SOME INVESTORS. IT HAS BEEN FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION ("SEC") AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, WRITE TO THE FUNDS AT 144 GLENNCURTISS BOULEVARD, UNIONDALE, NEW YORK 11556-0144, OR CALL 1-800-645-6561. WHEN TELEPHONING, ASK FOR OPERATOR 144.
        MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. ALL MONEY MARKET FUNDS INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
        THE FEES TO WHICH EACH FUND IS SUBJECT ARE SUMMARIZED IN THE "EXPENSE SUMMARY" SECTION OF THE FUNDS' PROSPECTUS. THE FUNDS PAY AN AFFILIATE OF MELLON BANK, N.A. ("MELLON BANK") TO BE ITS INVESTMENT MANAGER. MELLON BANK
OR AN AFFILIATE MAY BE PAID FOR PERFORMING OTHER SERVICES FOR THE FUNDS, SUCH AS CUSTODIAN, TRANSFER AGENT OR FUND ACCOUNTANT SERVICES. THE FUNDS ARE DISTRIBUTED BY PREMIER MUTUAL FUND SERVICES, INC.
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        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.
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(Continued from Page 1)
        BY THIS PROSPECTUS, THE FUNDS ARE OFFERING INVESTOR SHARES AND CLASS
R SHARES. (CLASS R SHARES OF THE FUND WERE FORMERLY CALLED TRUST SHARES.) INVESTOR SHARES AND CLASS R SHARES ARE IDENTICAL, EXCEPT AS TO THE SERVICES OFFERED TO AND THE EXPENSES BORNE BY EACH CLASS. CLASS R SHARES ARE SOLD PRIMARILY TO BANK TRUST DEPARTMENTS AND OTHER FINANCIAL SERVICE PROVIDERS (INCLUDING MELLON BANK AND ITS AFFILIATES) ("BANKS") ACTING ON BEHALF OF CUSTOMERS HAVING A QUALIFIED TRUST OR INVESTMENT ACCOUNT OR RELATIONSHIP AT SUCH INSTITUTION, OR TO CUSTOMERS WHO HAVE RECEIVED AND HOLD SHARES OF A FUND DISTRIBUTED TO THEM BY VIRTUE OF SUCH AN ACCOUNT OR RELATIONSHIP. INVESTOR SHARES ARE SOLD PRIMARILY TO RETAIL INVESTORS BY THE FUNDS' DISTRIBUTOR AND
BY BANKS, SECURITIES BROKERS OR DEALERS AND OTHER FINANCIAL INSTITUTIONS (INCLUDING DREYFUS AND ITS AFFILIATES) (COLLECTIVELY "AGENTS") THAT HAVE ENTERED INTO A SELLING AGREEMENT WITH THE FUNDS' DISTRIBUTOR.

                        TABLE OF CONTENTS
       EXPENSE SUMMARY.................................                 4
       FINANCIAL HIGHLIGHTS............................                 5
       DESCRIPTION OF THE FUNDS........................                10
       MANAGEMENT OF THE FUNDS.........................                17
       HOW TO BUY FUND SHARES..........................                19
       SHAREHOLDER SERVICES............................                20
       HOW TO REDEEM FUND SHARES.......................                23
       DISTRIBUTION PLAN (INVESTOR SHARES ONLY)........                25
       PERFORMANCE INFORMATION.........................                26
       DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES........                27
       GENERAL INFORMATION.............................                28
       Page 2

                                               EXPENSE SUMMARY
                                                                           INVESTOR SHARES          CLASS R SHARES
                                                                          ----------------         ----------------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases.................                       none                     none
  Maximum Sales Load Imposed on Reinvestments.............                       none                     none
  Deferred Sales Load.....................................                       none                     none
  Redemption Fee..........................................                       none                     none
  Exchange Fee............................................                       none                     none
ESTIMATED ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of net assets)
  Management Fee..........................................                       .35%                     .35%
  12b-1 Fee*..............................................                       .25%                     none
  Other Expenses**........................................                       .00%                     .00%
                                                                                ______                   _____
  Total Fund Operating Expenses...........................                       .60%                     .35%
 EXAMPLE:
              You would pay the following expenses
              on a $1,000 investment, assuming (1) a 5% annual
              return and (2) redemption at the end of each
              time period:                                               INVESTOR SHARES              CLASS R SHARES
                                                                         ----------------            ----------------
                                 1 Year                                          $ 6                      $  4
                                 3 Years                                         $19                      $ 11
                                 5 Years                                         $33                      $ 20
                                 10 Years                                        $75                      $ 44

*     See "Distribution Plan (Investor Shares Only)" for a description of a
      Fund's Distribution Plan for the Investor shares.
**    Does not include fees and expenses of the non-interested Trustees
      (including counsel). The investment manager is contractually required to reduce its Management Fee in an amount equal to each Fund's allocable portion of such fees and expenses, which are estimated to be 0.02% of each Fund's net assets. (See "Management of the Funds.")

        The purpose of the foregoing table is to assist you in understanding the various costs and expenses that investors will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis. Long-term investors in Investor shares could pay more in 12b-1 fees than the economic equivalent of paying the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. The information in the table does not reflect any fee waivers or expense reimbursement arrangements that may be in effect. Certain Agents may charge their clients direct fees for effecting transactions in Fund shares; such fees are not reflected in the foregoing table. See "Management of The Funds," "How to Buy Fund Shares" and "Distribution Plan (Investor Shares Only)." Certain proposals have been submitted to each Fund's shareholders that, if approved, would result in increases in the Fund's Management fee, the imposition of certain shareholder transaction charges and other changes. See "Description of the Funds_Recent Development."
----------------------------------------------------------------------------
        THE AMOUNTS LISTED IN THE EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.
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        The Funds understand that Agents may charge fees to their clients who are owners of a Fund's Investor shares for various services provided in connection with a client's account. These fees would be in addition to any amounts received by an Agent under its Selling Agreement ("Agreement") with Premier Mutual Fund Services, Inc. ("Premier"). The Agreement requires each Agent to disclose to its clients any compensation payable to such Agent by Premier and any other compensation payable by the clients for various services provided in connection with their accounts.
          Page 4
FINANCIAL HIGHLIGHTS
        The following tables are based upon a single Investor or Class R share outstanding through each fiscal year (period) and should be read in conjunction with the financial statements and related notes that appear in each Fund's Annual Report dated June 30, 1995, which is incorporated by reference into the SAI. The financial statements and related notes, as well as the information in the tables below insofar as it relates to the fiscal period ended June 30, 1994 and June 30, 1995, have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Funds' Annual Reports. Further information about the performance of each Fund is also included in each Fund's Annual Report, which may be obtained without charge by writing to the address or calling the telephone number set forth on the cover page of this Prospectus. The information in the tables below for the fiscal years (periods) prior to the fiscal period ended June 30, 1994, has been audited by other independent auditors.

DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                                                                           PERIOD ENDED        YEAR ENDED
                                                YEAR OR PERIOD ENDED NOVEMBER 30,            JUNE 30,           JUNE 30
                                          ---------------------------------------------    ------------        -----------
                                              1988     1989     1990     1991     1992     1993#    1994##        1995###
                                          --------    -----    ------   ------   ------   ------   -------       ------
Net asset value, beginning
  of period.....................            $1.00     $1.00    $1.00    $1.00     $1.00    $1.00     $1.00         $1.00
                                            -----     -----    -----    -----     -----    -----     -----         -----
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income***..........        0.033     0.060    0.056    0.046      0.031   0.023      0.012        0.031
LESS DISTRIBUTIONS:
Distributions from net
  investment income.................       (0.033)   (0.060)  (0.056)  (0.046)    (0.031)  (0.023)   (0.012)       (0.031)
                                            -----     -----    -----    -----     -----    -----     -----         -----
Net asset value, end of period......        $1.00     $1.00    $1.00    $1.00      $1.00    $1.00     $1.00        $1.00
                                            ======    ======   ======   ======     ======   =====     =====        ======
TOTAL RETURN++.............                  3.39%     6.18%    5.75%    4.65%      3.10%    2.41%     1.25%        3.10%
                                            -----     -----    -----    -----     -----    -----     -----         -----
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
Net assets, end of period
  (in 000's).......                        $9,112   $15,745   $27,493  $27,831    $26,98   $15,490   $17,170      $15,538
Ratio of expenses to
  average net assets+..........              0.67%**    0.32%    0.32%     0.32%     0.32%     0.32%     0.47%**      0.60%
Ratio of net investment income to
  average net assets..........               4.55%**    6.02%    5.58%     4.57%     3.03%     2.40%     2.11%**      3.07%
-------------------
  * The Fund commenced operations on March 2, 1988. On February 1, 1993, existing shares of the Fund were designated the Retail Class and the
    Fund began offering the Institutional Class and Investment Class of shares. Effective April 4, 1994, the Retail and Institutional Classes of
    Shares were reclassified as a single class known as the Investor shares.
    The Financial Highlights for the year ended June 30, 1995 are based upon an Investor share outstanding. The amounts shown for the period ended
    June 30, 1994 were calculated using the performance of a Retail share outstanding from December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June 30, 1994.
    The Financial Highlights for the year ended November 30, 1993, and prior periods are based upon a Retail share outstanding.
 ** Annualized.
*** Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992, 1991, 1990, 1989, and for the period ended November 30, 1988, were $0.010, $0.016, $0.026, $0.041,
    $0.050, $0.053, and $0.028, respectively.
 #  The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this period since use of the undistributed net investment income method did not accord with results of operations.
 ## The Fund changed its fiscal year end to June 30. Prior to this, the
    Fund's fiscal year end was November 30. Prior to April 4, 1994, The
    Boston Company Advisors, Inc. served as the Fund's investment manager.
    From April 4, 1994 through October 16, 1994, Mellon Bank, N.A., served as the Fund's investment manager.
### Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
 +  Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, for the years ended November 30, 1993, 1992, 1991, 1990, 1989, and for the period ended November 30, 1988 were 0.85%, 1.08%, 0.83%, 0.78%, 0.93%, 1.01%, and 1.41%, respectively.
 ++ Total return represents aggregate total return for the periods indicated.

         Page 5

DREYFUS/LAUREL CALIFORNIA TAX-FREE MONEY FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH PERIOD.*
                                                                                          PERIOD                YEAR
                                                                     PERIOD ENDED          ENDED               ENDED
                                                                     NOVEMBER 30,         JUNE 30,             JUNE 30,
                                                                        1993#              1994##             1995###
                                                                    -------------         -------            ---------
Net asset value, beginning of period......................              $1.00              $1.00               $1.00
                                                                        -----              -----               ------
INCOME FROM INVESTMENT OPERATIONS:
        Net investment income***..........................               0.020             0.013               0.033
LESS DISTRIBUTIONS:
        Distributions from net investment income..........              (0.020)           (0.013)             (0.033)
                                                                        -----              -----               ------
Net asset value, end of period............................               $1.00             $1.00               $1.00
                                                                         =====             ======              ======
TOTAL RETURN++..............................................              1.98%             1.31%               3.35%
                                                                        -----              -----               ------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
        Net Assets, end of period (in 000's)..............              $6,408             $9,747             $7,430
        Ratio of expenses to average net assets+...........               0.28%**            0.29%**            0.35%
        Ratio of net investment income to average net assets.....         2.13%**            2.29%**            3.32%

-----------
 *  The Fund commenced selling Investment Class shares on February 1, 1993.
    Effective April 4, 1994, the Investment Class shares were reclassified as the Trust shares. Effective October 17, 1994, the Trust shares were redesignated Class R shares. The table above is based upon an Investment class share outstanding from February 1, 1993 to April 3, 1994 and a
    Trust share outstanding from April 4, 1994 to October 16, 1994.
 ** Annualized.
*** Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November
    30, 1993 were $0.011 and $0.013, respectively.
 #  The per share amounts have been calculated using the monthly average shares method, which more appropriately presents per share data for this period since use of the undistributed net investment income method did not accord with results of operations.
 ## The Fund changed its fiscal year end to June 30. Prior to this, the Fund's fiscal year end was November 30. Prior to April 4, 1994, The Boston
    Company Advisors, Inc. served as the Fund's investment manager. From
    April 4, 1994 through October 16, 1994, Mellon Bank, N.A., served as the Fund's investment manager.
### Effective October 17, 1994, The Dreyfus Corporation began serving as the
    Fund's investment manager.
 +  Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November
    30, 1993 were 0.67% and 1.03%, respectively.
 ++ Total return represents aggregate total return for the periods indicated.

       Page 6

DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR.*
                                                                     YEAR ENDED JUNE 30,
                                          1986     1987    1988     1989     1990     1991     1992     1993     1994#     1995##
                                         ------    ----    ----    -----     ----    -----     ----    -----    ------     -----
Net asset value,
 Beginning of year........               $1.00    $1.00   $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00     $1.00
                                         -----    -----   -----    -----    -----    -----    -----    -----    -----     -----
INCOME FROM INVESTMENT
 OPERATIONS:
 Net Investment Income***.....           0.047    0.039   0.042    0.055    0.056    0.051    0.034    0.019     0.018     0.029
LESS DISTRIBUTIONS:
Distributions from
net investment income.........          (0.047)  (0.039) (0.042)  (0.055)  (0.056)  (0.051)  (0.034)  (0.019)   (0.018)   (0.029)
                                         -----    -----   -----    -----    -----    -----    -----    -----    -----     -----
Net Asset Value, end of period           $1.00    $1.00   $1.00    $1.00    $1.00    $1.00    $1.00    $1.00     $1.00     $1.00
                                         =====    =====   =====    ======   =====    ======   =====    =====     ======    =====
TOTAL RETURN++..................          4.69%    3.97%   4.12%    5.62%    5.56%    4.93%    3.36%    1.94%     1.83%    2.99%
                                         -----    -----   -----    -----    -----    -----    -----    -----    -----     -----
RATIOS TO AVERAGE NET ASSETS/
SUPPLEMENTAL DATA:
    Net assets,end of year
    (in 000's)................        $111,095 $137,295  $146,592 $134,941 $159,551 $160,392 $149,679  $68,952  $86,505  $75,746
    Ratios of operating expenses
    to average net assets +.....         0.50%      0.47%       0.65%   0.67%     0.65%   0.64%     0.67%   0.68%     0.70%   0.60%
    Ratios of net
    investment income
    to average net assets.....        4.71%      3.92%       4.25%   5.45%     5.64%   5.07%     3.38%   1.98%     1.80%  2.94%
-------------------------
 *  The Fund commenced operations on July 27, 1983. On February 1, 1993, existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares.
    Effective April 4, 1994, the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. The
    Financial Highlights for the year ended June 30, 1994, were calculated using the performance of a Retail share outstanding from July 1, 1993, to
    April 3, 1994, and the performance of an Investor share outstanding from
    April 4, 1994 to June 30,1994. The Financial Highlights for the year ended June 30, 1993, and prior years are based upon a Retail share outstanding.
 #  Prior to April 4, 1994, The Boston Company Advisors, Inc.
    served as the Fund's investment manager. From April 4, 1994 through
    October 16, 1994,  Mellon Bank, N.A., served as the Fund's investment manager.
 ## Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.
*** Net investment income per share before waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993, 1989, 1987 and1986 were $0.017, $0.019, $0.055, $0.038 and $0.049, respectively.
 +  Annualized expense ratios before voluntary waiver of
    fees and/or reimbursement of expenses by investment manager and/or custodian and/or transfer agent for the years ended June 30, 1994, 1993,
    1989, 1987 and1986 would have been 0.78%, 0.69%, 0.70%, 0.64% and 0.79%, respectively.
 ++ Total return represents aggregate total return for the periods indicated.

          Page 7

DREYFUS/LAUREL MASSACHUSETTS TAX-FREE MONEY FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*
                                                                                        PERIOD        YEAR         YEAR
                                                                                        ENDED        ENDED        ENDED
                                                                                       6/30/93      6/30/94#      6/30/95##
                                                                                      --------      --------      --------
Net asset value, beginning of period...............................                     $1.00        $1.00         $1.00
                                                                                        -----        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income***.......................................                     0.007         0.019        0.032
LESS DISTRIBUTIONS:
    Distributions from net investment income.......................                    (0.007)       (0.019)      (0.032)
                                                                                        -----        ------        ------
Net Asset Value, end of period.....................................                     $1.00         $1.00        $1.00
                                                                                        =====         ======       =====
TOTAL RETURN++.......................................................                    0.73%         1.97%        3.25%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, end of period (in 000's)...............................                   $19,645       $19,830      $25,485
Ratios of expenses to average net assets+...........................                     0.57%**       0.56%        0.35%
Ratios of net investment income to average net assets..............                      1.78%**       1.94%        3.19%
-------------------
 *  The Fund commenced selling Investment Class shares on February 1, 1993.
    Effective April 4, 1994, the Investment Class was reclassified as the
    Trust shares. Effective October 17, 1994, Trust shares were redesignated
    Class R shares. The table above is based upon an Investment Class share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
 ** Annualized.
*** Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 were $0.019 and $0.007, respectively.
 +  Annualized expense ratios before voluntary waiver of fees and/or reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the year ended June 30, 1994 and for the period ended June 30, 1993 would have been 0.64% and 0.62%, respectively.
 ++ Total return represents aggregate total return for the periods indicated.
  # Prior to April 4, 1994, The Boston Company Advisors, Inc.
    served as the Fund's investment manager. From April 4, 1994 through
    October 16, 1994, Mellon Bank, N.A. served as the investment manager for the Fund beginning April 4, 1994.
 ## Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.

         Page 8

DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND
FOR AN INVESTOR SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD.*

                                                                                                       PERIOD          YEAR
                                                        YEAR OR PERIOD ENDED NOVEMBER 30,              ENDED           ENDED
                                             --------------------------------------------------        JUNE 30       JUNE 30,
                                             1988     1989     1990     1991     1992     1993          1994#          1995##
                                             ----    -----    -----    -----    -----    -----         ------         ------
Net asset value, beginning of period....    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00          $1.00          $1.00
                                            -----    -----    -----    -----    -----    -----          -----          -----
Income from investment operations:
Net Investment Income***.....               0.032    0.058    0.054    0.046    0.031    0.021          0.012          0.029
LESS DISTRIBUTIONS:
Dividends from net investment income...    (0.032)  (0.058)  (0.054)  (0.046)  (0.031)  (0.021)        (0.012)        (0.029)
Net asset value, end of period....          $1.00    $1.00    $1.00    $1.00    $1.00    $1.00          $1.00          $1.00
                                            =====    =====    =====    =====    =====    =====          =====           =====
TOTAL RETURN++...............                 3.19%    5.90%   5.53%    4.65%    3.11%   2.15%           1.23%          2.95%
                                            -----    -----    -----    -----    -----    -----          -----          -----
RATIO TO AVERAGE NET ASSETS
SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..      $8,929   $14,129 $16,870   $15,989 $11,183    $9,356        $8,011         $21,739
Ratio of expenses to average net assets...   0.65%**   0.32%   0.32%     0.32%    0.32%     0.31%         0.44%**         0.60%
Ratio of net investment income
to average net assets......                  4.33%**   5.73%   5.38%     4.58%    3.08%     2.13%         2.12%**         2.97%
-----------
 *  The Fund commenced operations on March 2, 1988. On February 1, 1993 existing shares of the Fund were designated the Retail Class and the Fund began offering the Institutional Class and Investment Class of shares.
    Effective April 4, 1994 the Retail and Institutional Classes were reclassified as a single class of shares known as Investor shares. The
    Financial Highlights for the year ended June 30, 1995 are based upon an
    Investor share outstanding. The amounts shown for the period ended
    June 30, 1994 were calculated using the performance of a
    Retail share outstanding from December 1, 1993 to April 3, 1994, and the performance of an Investor share outstanding from April 4, 1994 to June
    30, 1994. The Financial Highlights for the year ended November 30, 1993 and prior periods are based upon a Retail share outstanding.
 ** Annualized
 ***Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994 and for the years ended
    November 30, 1993, 1992, 1991, 1990, 1989 and for the period ended
    November 30, 1988 were $0.009, $0.008, $0.024, $0.040, $0.047, $0.050 and
    $0.026, respectively.
 +  Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the period ended June 30, 1994, and for the years ended November 30, 1993, 1992, 1991, 1990, 1989, and for the period ended November 30, 1988 were 0.97%, 1.29%, 1.03%, 0.93%, 1.03%, 1.10%, and 1.42%, respectively.
 ++ Total return represents aggregate total return for the periods indicated.
 #  The Fund changed its fiscal year end to June 30. Prior to this, the
    Fund's fiscal year end was November 30. Prior to April 4, 1994, The
    Boston Company Advisors, Inc. served as the Fund's investment manager.
    From April 4, 1994 through October 16, 1994, , Mellon Bank, N.A., served as the Fund's investment manager.
 ## Effective October 17, 1994, The Dreyfus Corporations began serving as the Fund's investment manager.

       Page 9

    DREYFUS/LAUREL NEW YORK TAX-FREE MONEY FUND
FOR A CLASS R SHARE OUTSTANDING THROUGHOUT EACH PERIOD.*
                                                                                             PERIOD          YEAR
                                                                         PERIOD ENDED        ENDED          ENDED
                                                                         NOVEMBER 30,       JUNE 30,       JUNE 30,
                                                                             1993             1994#         1995##
                                                                        ------------         ------         ______
Net asset value, beginning of period......................                 $1.00             $1.00          $1.00
                                                                           ------            ------         ------
INCOME FROM INVESTMENT OPERATIONS:
        Net investment income***..........................                  0.018             0.013          0.031
LESS DISTRIBUTIONS:
Distributions from net investment income..................                 (0.018)           (0.013)        (0.031)
                                                                           ------            ------         ------
Net asset value, end of period............................                 $1.00             $1.00          $1.00
                                                                           ======            =====           =====
TOTAL RETURN++..............................................                  1.76%             1.32%          3.21%
                                                                           ------            ------         ------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
        Net assets, end of period (in 000's)..............                 $7,700           $5,459          $8,050
        Ratio of expenses to average net assets+...........                  0.26%**           0.28%**        0.35%
        Ratio of net investment income to average net assets                2.12%**           2.27%**        3.22%
-------------
 *  The Fund commenced selling Investment Class shares on February 1, 1993.
    Effective April 4, 1994, the Investment Class was reclassified as the
    Trust shares.Effective October 17, 1994, Trust shares were redesignated
    Class R shares. The table above is based upon an Investment Class share outstanding from February 1, 1993 to April 3, 1994 and a Trust share outstanding from April 4, 1994 to October 16, 1994.
 ** Annualized.
 ***Net investment income per share before waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November
    30, 1993 were $0.010 and $0.007, respectively.
 +  Annualized expense ratios before voluntary waiver of fees and reimbursement of expenses by the investment manager and/or custodian and/or transfer agent for the periods ended June 30, 1994 and November
    30, 1993 were 0.82% and 1.22%, respectively.
 ++ Total return represents aggregate total return for the periods indicated.
  # The Fund changed its fiscal year end to June 30. Prior to this, the
    Fund's fiscal year end was November 30.Prior to April 4, 1994, The Boston
    Company Advisors, Inc. served as the Fund's investment manager. From
    April 4, 1994 through October 16, 1994, Mellon Bank, N.A., served as the
    Fund's investment manager.
 ## Effective October 17, 1994, The Dreyfus Corporation began serving as the Fund's investment manager.

                       DESCRIPTION OF THE FUNDS
RECENT DEVELOPMENTS
        At a meeting of the Board of Trustees held on July 26, 1995, the Board approved a new Investment Management Agreement (the "New Agreement") between The Dreyfus/Laurel Tax-Free Municipal Funds, on behalf of Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money Fund and Dreyfus providing for a fee payable to Dreyfus at the annual rate of .45 of 1% of each such Fund's average daily net assets. The fee payable to Dreyfus under the New Agreement would represent an increase of .10% from the fee currently paid to Dreyfus under the existing Investment Management Agreement, although Dreyfus has agreed that it would limit its fee to .35 of 1% of average daily net assets for one year following the change in the management fee. In addition, under the New Agreement, certain transaction charges would be payable to the transfer agent for the Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money
Fund out of shareholder accounts in connection with shareholders utilizing certain services. These transaction costs would include a $5 charge for exchanges out of the Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money Fund, wire redemptions, Dreyfus TELETRANSFER redemptions, and closeouts of shareholder accounts and a $2 charge for redemption checks ("Shareholder Transaction Costs"). Dreyfus would continue to be responsible for arranging and paying for administrative, custody, fund accounting, and certain transfer agency services out of its fee under the New Agreement. Shareholders of Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free
      Page 10
Money Fund, and of each Class of each such Fund, will be asked to approve the New Agreement at meetings to be held on or about November 15, 1995 and, if approved, the New Agreement would become effective on or about November 20, 1995 (the "California/New York Effective Date"). Shareholders of Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money Fund prior to the Effective Date would not be subject to the Shareholder Transaction Costs.
        The Board also approved certain other changes for Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money
Fund which would allow these Funds to join Dreyfus' "BASIC" Family of Money Funds, as described below, and which are contingent upon shareholders' approval of the New Agreement. If shareholders approve the New Agreement, these additional changes would become effective on the California/New York Effective Date.
        The Board approved eliminating the Distribution Plan for Investor shares and converting each such Fund into a single class fund, as well as eliminating the availability of certain shareholder service features, including the Dreyfus Auto-Exchange Privilege, Dreyfus-AUTOMATIC Asset Builder, Dreyfus Dividend Options, Dreyfus Government Direct Deposit Privilege, Dreyfus Payroll Savings Plan and the Automatic Withdrawal Plan.
The Board also approved increasing Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money Fund's minimum initial and subsequent investment requirements from $2,500 to $25,000 and from $100 to $1,000, respectively, and the minimum balance below which accounts may be involuntarily redeemed by these Funds from $500 to $10,000. Shareholders of Dreyfus/Laurel California Tax-Free Money Fund and Dreyfus/Laurel New York Tax-Free Money Fund prior to the California/New York Effective Date would not be subject to the increased minimums.
        Finally, the Board approved changing the name of Dreyfus/Laurel California Tax-Free Money Fund to "Dreyfus BASIC California Municipal Money Market Fund" and Dreyfus/Laurel New York Tax-Free Money Fund to "Dreyfus
BASIC New York Municipal Money Market Fund," as of the California/New York Effective Date.
        At a meeting of the Board of Trustees of the Trust held on October
25, 1995, the Board approved an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of Dreyfus/Laurel Massachusetts Tax-Free Money Fund (the "Massachusetts Tax-Free Money Fund"), and Dreyfus Massachusetts Municipal Money Market Fund (the "Acquiring Fund"), a fund with an investment objective substantially similar to that of the Massachusetts Tax-Free Money Fund, whereby (a) a portion of the Massachusetts Tax-Free
Money Fund's assets equal in value to the aggregate net asset value of the interest in such Fund held by such Fund's Investor shareholders would be transferred to the Acquiring Fund and the Massachusetts Tax-Free Money Fund's Investor class would be terminated, and (b) Investor class shareholders of the Massachusetts Tax-Free Money Fund would become shareholders of the Acquiring Fund receiving in exchange for their Investor shares, shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate value of the assets transferred to the Acquiring Fund. The Dreyfus
Corporation ("Dreyfus") has agreed to reduce its fee or reimburse the Acquiring Fund to ensure that its total operating expenses for one year following the closing of the reorganization contemplated by the Plan (the "Reorganization") do not exceed .60 of 1% of average daily net assets. Shareholders of the Massachusetts Tax-Free Money Fund, and of each Class of such Fund, will be asked to approve the Plan at a meeting to be held on or about February 15, 1996, and, if approved, the Reorganization will become effective on or about February 22, 1996 the ("Massachusetts Effective Date"). Consummation of the Reorganization is not dependent upon approval by Class R shareholders of the proposed New Investment Management Agreement, discussed below.
        At the October 25, 1995 Board meeting, the Board of Trustees of the Trust also approved a new Massachusetts Agreement (a "Massachusetts Agreement") between the Trust, on behalf of Massachusetts Tax-Free Money
Fund, and Dreyfus providing for a fee payable to Dreyfus at the annual rate of .45 of 1% of such Fund's average daily net assets. The fee payable to Dreyfus under the New
         Page 11
Agreement would represent an increase of .10 of 1% from the fee currently paid to Dreyfus under the existing Investment Management Agreement, although Dreyfus has agreed that it would limit its fee to .35 of 1% of average daily net assets for one year following the change in the management fee. In addition, under the New Massachusetts Agreement certain transaction charges would be payable to the Massachusetts Tax-Free Money Fund's transfer agent out of shareholder accounts in connection with shareholders utilizing certain services. These transaction costs would include a $5 charge for exchanges out of the Massachusetts Tax-Free Money Fund, wire redemptions, Dreyfus TELETRANSFER redemptions, and closeouts of shareholder accounts and a $2 charge for redemption checks ("Massachusetts Shareholder Transaction Costs"). Dreyfus would continue to be responsible for arranging and paying for administrative, custody, fund accounting, and certain transfer agency services out of its fee under the New Massachusetts Agreement. The proposed New Massachusetts Agreement will be conditioned upon consummation of the Reorganization, and thus would not affect Investor class shareholders. Class R shareholders of the Massachusetts Tax-Free Money Fund will be asked to approve the New Massachusetts Agreement at a meeting to be held on or about February 15, 1996 and, if approved, the New Massachusetts Agreement would become effective on the Massachusetts Effective Date. Class R shareholders of the Massachusetts Tax-Free Money Fund prior to the Effective Date would not be subject to the Massachusetts Shareholder Transaction Costs.
        The Board also approved certain other changes for the Massachusetts Tax-Free Money Fund which would allow the Fund to join Dreyfus' "BASIC"
Family of Money Funds, as described below and which are contingent upon approval of Class R shareholders of the New Massachusetts Agreement. If Class R shareholders approve the New Massachusetts Agreement, these additional changes would become effective on the Massachusetts Effective Date.
        The Board approved eliminating the availability of certain of the Massachusetts Tax-Free Money Fund's shareholder service features, including the Dreyfus Auto-Exchange Privilege, Dreyfus-AUTOMATIC Asset Builder, Dreyfus Dividend Options, Dreyfus Government Direct Deposit Privilege, Dreyfus
Payroll Savings Plan and the Automatic Withdrawal Plan. The Board also approved increasing the Massachusetts Tax-Free Money Fund's minimum initial and subsequent investment requirements from $2,500 to $25,000 and from $100 to $1,000, respectively, the minimum balance below which accounts may be involuntarily redeemed by the Fund from $500 to $10,000. Shareholders of the Massachusetts Tax-Free Money Fund prior to the Massachusetts Effective Date would not be subject to the increased minimums.
        Finally, the Board approved changing the Massachusetts Tax-Free Money Fund's name from Dreyfus/Laurel Massachusetts Tax-Free Money Fund to "Dreyfus BASIC Massachusetts Municipal Money Market Fund", as of the Massachusetts Effective Date.
        A Proxy Statement/Prospectus, which will describe the above proposals, as well as the Massachusetts Tax-Free Money Fund and other matters, will be mailed to Massachusetts Tax-Free Money Fund shareholders prior to the meeting currently scheduled for February 15, 1996.
GENERAL
        By this Prospectus, each Fund is offering Investor shares and Class R shares. (Class R shares of the Funds were formerly called Trust Shares.) Investor shares and Class R shares are identical, except as to the services offered to and the expenses borne by each Class. Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of a Fund distributed to them by virtue of such an account or relationship. Investor shares are sold primarily to retail investors by the Distributor and by Agents that have entered into a Selling Agreement with the Distributor. If shares of a Fund are held in an account at a Bank or with an Agent, such Bank or Agent may require you to place all Fund purchase, exchange and redemption orders through them. All Banks and Agents have agreed to transmit transaction requests to each Fund's transfer agent or to the Distributor. Distribution and shareholder
        Page 12
servicing fees attributable to Investor shares will cause Investor shares to have a higher expense ratio and pay lower dividends than Class R.
INVESTMENT OBJECTIVE AND POLICIES
        Each Fund seeks to provide a higher level of current income exempt from Federal income taxes and state personal income taxes for resident shareholders of the named state to the extent consistent with the preservation of capital and the maintenance of liquidity. Each Fund seeks to achieve its objective by investing in debt obligations issued by the Fund's respective state (e.g., California, Massachusetts or New York), and such state's political subdivisions, municipalities, public authorities and in municipal obligations issued by other governmental entities if, in the opinion of counsel to the respective issuers, the interest from such obligations is excluded from gross income for Federal income tax purposes and is exempt from state personal income taxes for resident shareholders of the named state ("Municipal Obligations").
        Under normal market conditions, each Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in Municipal
Obligations of such Fund's named state. When, in the opinion of Dreyfus, adverse market conditions exist for Municipal Obligations, and a "defensive" investment posture is warranted, each Fund may temporarily invest more than 20% of its total assets in money market instruments having maturity and quality characteristics comparable to those (discussed below) for Municipal Obligations, but which produce income exempt from Federal but not the state personal income taxes for resident shareholders of a Fund's named state, or more than 20% of its total assets in taxable obligations (including obligations the interest on which is included in the calculation of alternative minimum tax for individuals). Periods when a defensive posture is warranted include those periods when a Fund's monies available for investment exceed the relevant state's Municipal Obligations available for purchase to meet such Fund's rating, maturity and other investment criteria. Each Fund does not anticipate that it will find it necessary to make any investments in securities the interest from which is not exempt from Federal income and the respective state personal income taxes. Each Fund's policy of investing a minimum of 80% of its total assets in Municipal Obligations of such Fund's named state is a fundamental policy of the Fund.
        Each Fund seeks a high level of current income exempt from Federal income taxes and from the state personal income taxes for resident shareholders of the named state, to the extent consistent with the preservation of capital and maintenance of liquidity. A Fund pursues these objectives by investing in a varied portfolio of high quality, short-term Municipal Obligations of such Fund's named state.
        The Municipal Obligations purchased by the Funds consist of: (1) municipal bonds; (2) municipal notes; and (3) municipal commercial paper. The Funds will limit their portfolio investments to securities that, at the time of acquisition, (i) are rated in the two highest categories by at least two nationally recognized statistical rating organizations (or by one organization if only one organization has rated the security), (ii) if not rated, are obligations of an issuer whose other outstanding short-term debt obligations are so rated, or (iii) if not rated, are of comparable quality, as determined by Dreyfus in accordance with procedures established by the Board of Trustees. The Funds will limit their investments to securities that present minimal credit risk, as determined by Dreyfus under procedures established by the Board of Trustees.
        The Funds invest only in securities that have remaining maturities of thirteen months or less at the date of purchase. Floating rate or variable rate obligations (described below) which are payable on demand under conditions established by the SEC, may have a stated maturity in excess of thirteen months; these securities will be deemed to have remaining maturities of thirteen months or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less and seeks to maintain a constant net ass et value of $1.00 per share, although there is no assurance it can do so on a continuing basis.
OTHER INVESTMENT POLICIES AND RISK FACTORS.
        FLOATING RATE AND VARIABLE RATE OBLIGATIONS. The Funds may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but vary with changes in speci-
       Page 13
fied market rates or indices. Some of these obligations may carry a demand feature that permits the Funds to receive the par value upon demand prior to maturity. The Funds may invest in floating rate and variable rate obligations carrying stated maturities in excess of thirteen months at the date of purchase if these obligations carry demand features that comply with conditions established by the SEC. The Funds will limit their purchases of floating rate and variable rate Municipal Obligations to those meeting the quality standards applicable to such Fund. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or the bank, as determined by Dreyfus under the supervision of the Trustees must also be equivalent to the quality standards applicable to the Funds. In addition, Dreyfus monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligations under the demand feature.
        The Funds may invest in participation interests purchased from banks in floating or variable rate Municipal Obligations owned by banks. Participation interests carry a demand feature permitting the Funds to tender them back to the bank. Each participation is backed by an irrevocable letter of credit or guarantee of a bank which Dreyfus under the supervision of the Trustees has determined meets the prescribed quality standards for the Funds.
        Other types of tax-exempt instruments that may become available in the future may be purchased by the Funds as long as Dreyfus believes the quality of these instruments meets the Funds' quality standards.
        OTHER INVESTMENT COMPANIES. Each Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with its investment objective and policies and permissible under the Investment Company Act of 1940 (the "1940 Act"), as amended. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
        TENDER OPTION BONDS. Each Fund may invest up to 10% of the value of its assets in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed-rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Dreyfus, on behalf of the Funds, will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons. Each Fund will not invest more than 10% of the value of such Fund's net assets in illiquid securities, which would include tender option bonds for which the required notice to exercise the tender feature is more than seven days if there is no secondary market available for these obligations.
        WHEN-ISSUED SECURITIES. The Funds may purchase Municipal Obligations on a "when-issued" basis (i.e., delivery of and payment for the Municipal Obligations normally take place within 45 days after the date of the purchase commitment). The payment obligation and the interest rate on such securities are fixed at the time of the purchase commitment. Although the Funds generally will purchase Municipal Obligations on a when-issued basis with the intention of acquiring the securities, the Funds may sell such securities
      Page 14
before the settlement date. Municipal Obligations purchased on a when-issued basis, like other investments made by the Funds, may decline or appreciate in value prior to their actual delivery to the Funds.
        CERTAIN RISK CONSIDERATIONS REGARDING THE STATE OF CALIFORNIA. You should consider carefully the special risks inherent in the Fund's investment in California Municipal Obligations. These risks result from certain amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, as well as from the general financial condition of the State of California. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. As a result, the State has experienced recurring budget deficits for four of the five fiscal years ended 1991-92. The State had an operating surplus of approximately $109 million in 1992-93 and $836 million in 1993-94. However, at June 1994, according to California's Department of Finance, the State's Special Fund for Economic Uncertainties has an accumulated deficit, on a budget basis, of approximately $1.8 billion. A further consequence of the large budget imbalances has been that the State depleted its available cash resources and has had to use a series of external borrowings to meet its cash needs. To meet its cash flow needs in the 1994-95 fiscal year, the State issued, in July and August 1994, $4.0 billion of revenue anticipation warrants and $3.0 billion of revenue anticipation notes. As a result of the deterioration in the State's budget and cash situation between October 1991 and July 1994, the rating on the State's general obligation bonds was reduced by S&P from AAA to A, by Moody's from Aaa to A1 and by Fitch from AAA to A. These and other factors may have the effect of impairing the ability of the issuers of California Municipal Obligations to pay interest on, or repay principal of, such Municipal Obligations. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors. Other considerations relating to a Fund's investments in California Municipal Obligations are summarized in the SAI.
        CERTAIN RISK CONSIDERATIONS REGARDING THE COMMONWEALTH OF MASSACHUSETTS. You should consider carefully the special risks inherent in the Fund's investment in Massachusetts Municipal Obligations. Massachusetts' economic difficulties and fiscal problems in the late 1980s and early 1990s caused several rating agencies to lower their ratings of Massachusetts Municipal Obligations. A return of persistent serious financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding Massachusetts Municipal Obligations. Massachusetts' expenditures for State programs and services in each of the fiscal years 1987 through 1991 exceeded each year's current revenues. The budgeted operating funds of Massachusetts ended fiscal years 1992, 1993 and 1994, however, with an excess of revenues and other sources over expenditures and other uses of $312.3 million, $13.1 million and $26.8 million, respectively. Fiscal 1994 ended with positive budgeted operating fund balances of $589.3 million. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investment in Massachusetts Municipal Obligations are summarized in the SAI.
        CERTAIN RISK CONSIDERATIONS REGARDING THE STATE OF NEW YORK AND NEW YORK CITY. You should consider carefully the special risks inherent in investing in New York Municipal Obligations. These risks result from the financial condition of New York State, certain of its public bodies and municipalities, and New York City. Beginning in early 1975, New York State, New York City and other State entities faced serious financial difficulties which jeopardized the credit standing and impaired the borrowing abilities of such entities and contributed to high interest rates on, and lower market prices for, debt obligations issued by them. A recurrence of such financial difficulties or a failure of certain financial recovery programs could result in defaults or declines in the market values of various New York Municipal Obligations in which each Fund may invest. If there should be a default or other financial crisis relating to New York State, New York City, a State or City agency, or a State municipality, the market value and marketability of outstanding New York Municipal Obligations in a Fund's portfolio and the interest income to the Fund could be adversely affected. Moreover, the national recession
        Page 15
and the significant slowdown in the New York and regional economies in the early 1990s added substantial uncertainty to estimates of the State's tax revenues, which, in part, caused the State to incur cash-basis operating deficits in the General Fund and issue deficit notes during the fiscal periods 1989 through 1992. The State's financial operations have improved, however, during recent fiscal years. After reflecting a 1993 year-end deposit to the refund reserve account of $671 million, reported 1993
General Fund receipts were $45 million higher than originally projected in April 1992. The State completed the 1994 and 1995 fiscal years with operating surpluses of $914 million and $158 million, respectively. There can be no assurance that new York will not face substantial potential budget gaps in future years. In January 1992, Moody's lowered from A to Baa1 the ratings on certain appropriation-backed debt of New York State and its agencies. The State's general obligation, state guaranteed and New York State Local Government Assistance Corporation bonds continued to be rated A by Moody's.
In January 1992, S&P lowered from A to A- its ratings of New York State general obligation bonds and stated that it continued to assess the ratings outlook as negative. The ratings of various agency debt, state moral obligations, contractual obligations, lease purchase obligations and state guarantees also were lowered. In February 1991, Moody's lowered its rating on new York City's general obligation bonds from A to Baa1 and in July 1995, S&P lowered its rating on such bonds from A- to BBB+. The rating changes reflect the rating agencies' concern about the financial condition of New York State and City, the heavy debt load of the State and City, and economic uncertainties in the region. You should obtain and review a copy of the Statement of Additional Information which more fully sets forth these and other risk factors. Other considerations relating to the Fund's investments in New York Municipal Obligations are summarized in the SAI.
        LIMITING INVESTMENT RISKS AND CERTAIN RISK CONSIDERATIONS. The Funds are subject to a number of investment limitations. Certain limitations are matters of fundamental policy and may not be changed without the affirmative vote of the holders of a majority of a Fund's outstanding shares. The SAI describes all of the Funds' fundamental and non-fundamental restrictions.
        The investment objective, policies, restrictions, practices and procedures of a Fund, unless otherwise specified, may be changed without shareholder approval. If a Fund's investment objective, policies, restrictions, practices or procedures change, shareholders should consider whether such Fund remains an appropriate investment in light of their then current position and needs.
        In order to permit the sale of the Funds' shares in certain states, the Funds may make commitments more restrictive than the investment policies and restrictions described in this Prospectus and the SAI. Should a Fund determine that any such commitment is no longer in the best interests of such Fund, it may consider terminating sales of its shares in the states involved.
        Each Fund is classified as a "non-diversified" investment company, as defined under the 1940 Act, and therefore, each Fund could invest all of its assets in the obligations of a single issuer or relatively few issuers. However, the Funds intend to conduct their operations so that each Fund will qualify under the Internal Revenue Code of 1986 (the "Code") as a "regulated investment company". To continue to qualify, among other requirements, each Fund will be required to limit its investments so that, at the close of each quarter of the taxable year, with respect to at least 50% of its total assets, not more than 5% of such assets will be invested in the securities of a single issuer. In addition, not more than 25% of the value of each Fund's total assets may be invested in the securities of a single issuer at the close of each quarter of the taxable year. The provisions of the Code place limits on the extent to which a Fund's portfolio may be non-diversified.
        The ability of the Funds to meet their investment objectives is subject to the ability of municipal issuers to meet their payment obligations. In addition, the portfolio of each Fund will be affected by general changes in interest rates which may result in increases or decreases in the value of Fund hold-
        Page 16
ings. Investors should recognize that, in periods of declining interest rates, the yield of each Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of each Fund will tend to be somewhat lower. Also, when interest rates are falling, the influx of new money to each Fund will likely be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.
        The Funds may invest without limit in Municipal Obligations which are repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these obligations could increase risk to the Funds should any of the related projects or facilities experience financial difficulties. To the extent the Funds may invest in private activity bonds, each Fund may invest only up to 5% of its total assets in bonds where payment of principal and interest are the responsibility of a company with less than three years operating history. Each Fund is authorized to borrow up to 10% of its total assets for temporary or emergency purposes and to pledge its assets to the same extent in connection with such borrowings.
        MASTER/FEEDER OPTION. The Dreyfus/Laurel Tax-Free Municipal Funds may in the future seek to achieve a Fund's investment objectives by investing all of the Fund's assets in another investment company having the same investment objectives and substantially the same investment policies and restrictions as those applicable to such Fund. Shareholders of a Fund will be given at least 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interest of a Fund and its shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.
                              MANAGEMENT OF THE FUNDS
        INVESTMENT MANAGER. Dreyfus, located at 200 Park Avenue, New York,
New York 10166, was formed in 1947. Dreyfus is a wholly-owned subsidiary of Mellon Bank, which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). As of August 31, 1995, Dreyfus managed or administered approximately $80 billion in assets for more than 1.8 million investor accounts nationwide.
        Dreyfus serves as the Funds' investment manager. Dreyfus supervises and assists in the overall management of the Funds' affairs under an Investment Management Agreement with the Funds, subject to the overall authority of the Board of Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds in accordance with Massachusetts law. Pursuant to the Investment Management Agreement, Dreyfus provides, or arranges for one or more third parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Funds. As the Funds' investment manager, Dreyfus manages the Funds by making investment decisions based on the Funds' investment objective, policies and restrictions.
        Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets. Mellon's principal wholly-owned subsidiaries are Mellon Bank, Mellon Bank (DE) National Association, Mellon Bank (MD), The Boston Company, Inc., AFCO Credit Corporation and a number of companies known as Mellon Financial Services Corporations. Through its subsidiaries, including Dreyfus, Mellon managed approximately $203 billion in assets as of June 30, 1995, including $73 bil-
         Page 17
lion in mutual fund assets. As of June 30, 1995, Mellon, through various subsidiaries, provided non-investment services, such as custodial or administration services, for approximately $707 billion in assets, including approximately $71 billion in mutual fund assets.
        Under the Investment Management Agreement, each Fund pays a fee, computed daily and paid monthly, at the annual rate of .35% of such Fund's average daily net assets less certain expenses described below. Dreyfus pays all of the expenses of a Fund except brokerage fees, taxes, interest, fees and expenses of the non-interested Trustees (including counsel fees), Rule 12b-1 fees (if applicable) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the non-interested Trustees (including counsel fees), Dreyfus is contractually required to reduce its investment management fee in an amount equal to a Fund's allocable share of such expenses. In order to compensate Dreyfus for paying virtually all of a Fund's expenses, each Fund's investment management fee is higher than the investment advisory fees paid by most investment companies. Most, if not all, such companies also pay for additional non-investment advisory expenses that are not paid by such companies' investment adviser. From time to time, Dreyfus may waive (either voluntarily or pursuant to applicable state limitations) additional investment management fees payable by the Fund. From April 4, 1994 to October 17, 1994, the Funds were advised by Mellon Bank under the Investment Management Agreement.
        For the fiscal year ended June 30, 1995, each Fund paid Mellon Bank or Dreyfus .35% of is average daily net assets in investment management fees, less fees and expenses of the non-interested Trustees (including counsel fees).
        For the fiscal year ended June 30, 1995, total operating expenses (excluding Rule 12b-1 fees) of each class of each Fund were 0.35% of the Fund's average daily net assets.
        In addition, Investor shares may be subject to certain distribution and service fees. See "Distribution Plan (Investor Shares Only)."
        Dreyfus may pay the Distributor for shareholder services from Dreyfus' own assets, including past profits but not including the management fee paid by the Funds. The Distributor may use part or all of such payments to pay Agents in respect of these services.
        Dreyfus is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, in the case of agency transactions, financial institutions that are affiliated with Dreyfus or Mellon Bank or that have sold shares of the Funds, if Dreyfus believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms. From time to time, to the extent consistent with its investment objective, policies and restrictions, the Funds may invest in securities of companies with which Mellon Bank has a lending relationship.
        The Funds' distributor is Premier Mutual Fund Services, Inc. (the "Distributor"). The Distributor is located at One Exchange Place, Boston, Massachusetts 02109. The Distributor is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holding Inc., the parent company of which is Boston Institutional Group, Inc.
        CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT, AND SUB-ADMINISTRATOR _ Mellon Bank (One Mellon Bank Center, Pittsburgh, Pennsylvania 15258) is the Funds' custodian. The Funds' Transfer and Dividend Disbursing Agent is The Shareholder Services Group, Inc. (the "Transfer Agent"), a subsidiary of First Data Corporation, One American Express Plaza, Providence, Rhode Island 02903. Premier Mutual Fund Services, Inc. is the Funds' sub-administrator and, pursuant to a Sub-Administration Agreement with Dreyfus, provides various administrative and corporate secretarial services to the Funds.
         Page 18
                        HOW TO BUY FUND SHARES
        GENERAL_ Investor shares are offered to any investor and may be purchased through the Distributor or Agents that have entered into Selling Agreements with the Distributor.
        Class R shares are sold primarily to Banks acting on behalf of customers having a qualified trust or investment account or relationship at such institution, or to customers who have received and hold shares of a Fund distributed to them by virtue of such an account or relationship.
        Stock certificates are issued only upon your written request. No certificates are issued for fractional shares. The Funds reserve the right to reject any purchase order.
        The minimum initial investment is $2,500, or $1,000 if you are a client of an Agent which has made an aggregate minimum initial purchase for its customers of $2,500. Subsequent investments must be at least $100. The initial investment must be accompanied by the Funds' Account Application. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus including members of The Dreyfus/Laurel Tax-Free Municipal Funds' board, or the spouse or minor child of any of the foregoing, the minimum initial investment in $1,000. For full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund account, the minimum initial investment is $50. The Funds reserve the right to vary further the initial and subsequent investment minimum requirements at any time.
        You may purchase shares of a Fund by check or wire, or through the Dreyfus TELETRANSFER Privilege described below. Checks should be made payable to "The Dreyfus Family of Funds." Payments to open new accounts which are mailed should be sent to The Dreyfus Family of Funds, P.O. Box 9387, Providence, Rhode Island 02940-9387, together with your Account Application indicating which Class of shares is being purchased. For subsequent investments, your Fund account number should appear on the check and an investment slip should be enclosed and sent to The Dreyfus Family of Funds, P.O. Box 105, Newark, New Jersey 07101-0105. Neither initial nor subsequent investments should be made by third party check. Purchase orders may be delivered in person only to a Dreyfus Financial Center. THESE ORDERS WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT THEREBY. For the location of the nearest Dreyfus Financial Center, please call the telephone number listed under "General Information."
        Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to Boston Safe Deposit & Trust Co., together with the applicable Class' DDA # as shown below, for purchase of Fund shares in your name:
        DDA# 043818 Dreyfus/Laurel California Tax-Free Money Fund/Investor shares;
        DDA# 043796 Dreyfus/Laurel California Tax-Free Money Fund/Class R shares;
        DDA# 043397 Dreyfus/Laurel Massachusetts Tax-Free Money Fund/Investor shares;
        DDA# 043389 Dreyfus/Laurel Massachusetts Tax-Free Money Fund/Class R shares;
        DDA# 043419 Dreyfus/Laurel New York Tax-Free Money Fund/Investor shares;
        DDA# 043400 Dreyfus/Laurel New York Tax-Free Money Fund/Class R shares.
The wire must include your Fund account number (for new accounts, your Taxpayer Identification Number ("TIN") should be included instead), account registration and dealer number, if applicable. If your initial purchase of Fund shares is by wire, you should call 1-800-645-6561 after completing your wire payment in order to obtain your Fund account number. Please include your Fund account number on the Funds' Account Application and promptly mail the Account Application to the Fund, as no redemptions will be permitted until the Account Application is received. You may obtain further information about remitting funds in this manner from your bank. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. A charge will be imposed if any
        Page 19
check used for investment in your account does not clear. The Funds make available to certain large institutions the ability to issue purchase instructions through compatible computer facilities.
        Subsequent investments also may be made by electronic transfer of funds from an account maintained in a bank or other domestic financial institution that is an Automated Clearing House ("ACH") member. You must direct the institution to transmit immediately available funds through the ACH System to Boston Safe Deposit & Trust Co. with instructions to credit your Fund account. The instructions must specify your Fund account registration and Fund account number PRECEDED BY THE DIGITS
        "4540" for Dreyfus/Laurel California Tax-Free Money Fund/Investor shares;
        "4530" for Dreyfus/Laurel California Tax-Free Money Fund/Class R shares;
        "4760" for Dreyfus/Laurel Massachusetts Tax-Free Money Fund/Investor shares;
        "4750" for Dreyfus/Laurel Massachusetts Tax-Free Money Fund/Class R shares;
        "4780" for Dreyfus/Laurel New York Tax-Free Money Fund/Investor shares;
        "4770" for Dreyfus/Laurel New York Tax-Free Money Fund/Class R shares.
        Federal regulations require that you provide a certified TIN upon opening or reopening an account. See "Dividends, Other Distributions and Taxes" and the Funds' Account Application for further information concerning this requirement. Failure to furnish a certified TIN to the Funds could subject you to a $50 penalty imposed by the Internal Revenue Service (the "IRS").
        An investment portfolio's net asset value ("NAV") refers to the worth of one share. The NAV for Investor and Class R shares of a Fund is calculated on the basis of amortized cost, which involves initially valuing a portfolio instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Each Fund intends to maintain a constant NAV of $1.00, although there is no assurance that this can be done on a continuing basis.
        The offering price of shares of the Funds is their NAV. Investments and requests to exchange or redeem shares received by a Fund before 4 p.m., Eastern time, on each day that the New York Stock Exchange is open (a "business day") are effective on, and will receive the price next determined, that business day. The NAV of a Fund is calculated two times each business day, at 12 noon and 4 p.m., Eastern time. Investment, exchange or redemption requests received after 4 p.m., Eastern time are effective on, and receive the first share price determined, the next business day.
        DREYFUS TELETRANSFER PRIVILEGE _ You may purchase shares of a Fund (minimum $500 and maximum $150,000 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Fund's Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your Fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated. A Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated.
        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER purchase of Fund shares by telephoning 1-800-221-4060 or, if calling from overseas, 1-401-455-3306.
                            SHAREHOLDER SERVICES
        The services and privileges described under this heading may not be available to clients of certain Agents and some Agents may impose certain conditions on their clients which are different from those described in this Prospectus. You should consult your Agent in this regard.
FUND EXCHANGES
        You may purchase, in exchange for shares of a Class, shares of the same class of certain other funds managed or administered by Dreyfus, to the extent such shares are offered for sale in your state of residence. These funds have different investment objectives which may be of interest to you.
If you
         Page 20
desire to use this service, please call 1-800-645-6561 to determine if it is available and whether any conditions are imposed on its use.
        To request an exchange, you or your Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing or by telephone. Before any exchange, you must obtain and should review a copy of the current prospectus of the fund into which the exchange is being made. Prospectuses may be obtained by calling 1-800-645-6561. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made. The ability to issue exchange instructions by telephone is given to all Fund shareholders automatically, unless you check the relevant "No" box on the Account Application, indicating that you specifically refuse this Privilege. The Telephone Exchange Privilege may be established for an existing account by written request, signed by all shareholders on the account, or by a separate Shareholder Services Form, also available by calling 1-800-645-6561. If you previously have established the Telephone Exchange Privilege, you may telephone exchange instructions by calling 1-800-221-4060 or, if calling from overseas, 1-401-455-3306. See "How to
Redeem Fund Shares_Procedures." Upon an exchange, the following shareholder services and privileges, as applicable and where available, will be automatically carried over to the fund into which the exchange is made:
Telephone Exchange Privilege, Check Redemption Privilege, Wire Redemption Privilege, Telephone Redemption Privilege, Dreyfus TELETRANSFER Privilege and the dividends and distributions payment option (except for Dividend Sweep) selected by the investor.
        Shares will be exchanged at the next determined NAV; however, a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. If you are exchanging Investor shares into a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load, if the shares of the fund from which you are exchanging were: (a) purchased with a sales load, (b) acquired by a previous exchange from shares purchased with a sales load, or (c) acquired through reinvestment of dividends or other distributions paid with respect to the foregoing categories of shares. To qualify, at the time of the exchange you must notify the Transfer Agent or your Agent must notify the Distributor. Any such qualification is subject to confirmation of your holdings through a check of appropriate records. See "Shareholder Services" in the SAI. No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Funds reserve the right to reject any exchange request in whole or in part. The availability of fund exchanges may be modified or terminated at any time upon notice to shareholders.
        The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.
DREYFUS AUTO-EXCHANGE PRIVILEGE
        Dreyfus Auto-Exchange Privilege enables you to invest regularly (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a Fund, in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are currently an investor. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. Shares will be exchanged at the then-current NAV; however a sales load may be charged with respect to exchanges of Investor shares into funds sold with a sales load. The right to exercise this Privilege may be modified or canceled by the Funds or the Transfer Agent. You may modify or cancel your exercise of this Privilege at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. The Funds may charge a service fee for the use of this Privilege.
       Page 21
No such fee currently is contemplated. The exchange of shares of one fund for shares of another is treated for Federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. For more information concerning this Privilege and the funds in the Dreyfus Family of Funds eligible to participate in this Privilege, or to obtain a Dreyfus Auto-Exchange Authorization Form, please call toll free 1-800-645-6561. DREYFUS-AUTOMATIC ASSET BUILDER Registration Mark
        Dreyfus-AUTOMATIC Asset Builder permits you to purchase shares of a Fund (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Shares of a Fund are purchased by transferring funds from the bank account designated by you. At your option, the bank account designated by you will be debited in the specified amount, and Fund shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. To establish a Dreyfus-AUTOMATIC Asset Builder account, you must file an authorization form with the Transfer Agent. You may obtain the necessary authorization form by calling 1-800-645-6561 from the Distributor. You may cancel your participation in this Privilege or change the amount of purchase at any time by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671 and the notification will be effective three business days following receipt. The Funds may modify or terminate this Privilege at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS DIVIDEND OPTIONS
        Dreyfus Dividend Sweep enables you to invest automatically dividends or dividends and capital gain distributions, if any, paid by a Fund in shares of the same class of certain other funds in the Dreyfus Family of Funds of which you are an investor. Shares of the other fund will be purchased at the then-current NAV; however, a sales load may be charged with respect to investments in shares of a fund sold with a sales load. If you are investing in a fund that charges a sales load, you may qualify for share prices which do not include the sales load or which reflect a reduced sales load. See "Shareholder Services" in the SAI. Dreyfus Dividend ACH permits you to transfer electronically on the payment date dividends or dividends and capital gain distributions, if any, from a Fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.
        For more information concerning these privileges, or to request a Dreyfus Dividend Options Form, please call toll free 1-800-645-6561. You may cancel these privileges by mailing written notification to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Enrollment in or cancellation of these Privileges is effective three business days following receipt. These Privileges are available only for existing accounts and may not be used to open new accounts. Minimum subsequent investments do not apply for Dreyfus Dividend Sweep. The Funds may modify or terminate these Privileges at any time or charge a service fee. No such fee currently is contemplated.
DREYFUS GOVERNMENT DIRECT DEPOSIT PRIVILEGE
        Dreyfus Government Direct Deposit Privilege enables you to purchase shares of a Fund (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans', military or other payments from the Federal government automatically deposited into your Fund account. You may deposit as much of such payments as you elect. To enroll in Dreyfus Government Direct Deposit, you must file with the Transfer Agent a completed Direct Deposit Sign-Up Form for each type of payment that you desire to include in this Privilege. The appropriate form may be obtained by calling 1-800-645-6561. Death or legal incapacity will terminate your participation in this Privilege. You may elect at any time to terminate your participation by notifying in writing the appropriate Federal agency.
Further, the Funds may terminate your participation upon 30 days' notice to you.
         Page 22
DREYFUS PAYROLL SAVINGS PLAN
        Dreyfus Payroll Savings Plan permits you to purchase shares of a Fund (minimum of $100 per transaction) automatically on a regular basis. Depending upon the direct deposit program of your employer, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. Your employer must complete the reverse side of the form and return it to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. You may obtain the necessary authorization form by calling 1-800-645-6561. You may change the amount of purchase or cancel the authorization only by written notification to your employer. It is the sole responsibility of your employer, not the Distributor, Dreyfus, the Funds, the Transfer Agent nor any other person, to arrange for transactions under the Dreyfus Payroll Savings Plan. The Funds may modify or terminate this Privilege at any time or charge a service fee.
No such fee currently is contemplated.
AUTOMATIC WITHDRAWAL PLAN
        The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.
        An application for the Automatic Withdrawal Plan can be obtained by calling 1-800-645-6561. The Automatic Withdrawal Plan may be ended at any time by the shareholder, the Fund or the Transfer Agent. Shares for which certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.
                      HOW TO REDEEM FUND SHARES
GENERAL_You may request redemption of your shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. When a request is received in proper form, the Funds will redeem the shares at the next determined NAV as described below. If you hold Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If you fail to specify the Class of shares to be redeemed or if you own fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Agent.
        The Funds impose no charges when shares are redeemed directly through the Distributor. Agents or other institutions may charge their clients a nominal fee for effecting redemptions of Fund shares. Any certificates representing Fund shares being redeemed must be submitted with the redemption request. The value of the shares redeemed may be more or less than their original cost, depending upon the Funds' then-current NAV.
        The Funds ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. HOWEVER, IF YOU HAVE PURCHASED FUND SHARES BY CHECK, BY THE DREYFUS TELETRANSFER PRIVILEGE OR THROUGH DREYFUS-AUTOMATIC ASSET BUILDER AND SUBSEQUENTLY SUBMIT A WRITTEN REDEMPTION REQUEST TO THE DREYFUS TRANSFER AGENT, THE REDEMPTION PROCEEDS
WILL BE TRANSMITTED TO YOU PROMPTLY UPON BANK CLEARANCE OF YOUR PURCHASE CHECK, DREYFUS TELETRANSFER PURCHASE OR DREYFUS-AUTOMATIC ASSET BUILDER
ORDER, WHICH MAY TAKE UP TO EIGHT BUSINESS DAYS OR MORE. IN ADDITION, THE FUNDS WILL NOT HONOR REDEMPTION CHECKS UNDER THE CHECK REDEMPTION PRIVILEGE, AND WILL REJECT REQUESTS TO REDEEM SHARES BY WIRE OR TELEPHONE OR PURSUANT TO THE DREYFUS TELETRANSFER PRIVILEGE FOR A PERIOD OF EIGHT BUSINESS DAYS AFTER RECEIPT BY THE TRANSFER AGENT OF THE PURCHASE CHECK, THE DREYFUS TELETRANSFER PURCHASE OR THE DREYFUS-AUTOMATIC ASSET BUILDER ORDER AGAINST WHICH SUCH REDEMPTION IS REQUESTED. THESE PROCEDURES WILL NOT APPLY IF YOUR SHARES WERE PURCHASED BY WIRE PAYMENT, OR IF YOU OTHERWISE HAVE A SUFFICIENT COLLECTED BALANCE IN YOUR ACCOUNT TO COVER THE REDEMPTION REQUEST. PRIOR TO THE
        Page 23
TIME ANY REDEMPTION IS EFFECTIVE, DIVIDENDS ON SUCH SHARES WILL ACCRUE AND BE PAYABLE, AND YOU WILL BE ENTITLED TO EXERCISE ALL OTHER RIGHTS OF BENEFICIAL OWNERSHIP. Fund shares will not be redeemed until the Transfer Agent has received your Account Application.
        Each Fund reserves the right to redeem your account at its option upon not less than 45 days' written notice if the net asset value of your account is $500 or less and remains so during the notice period.
        PROCEDURES_You may redeem shares of a Fund by using the regular redemption procedure through the Transfer Agent, the Check Redemption Privilege, the Wire Redemption Privilege, the Telephone Redemption Privilege or through the Dreyfus TELETRANSFER Privilege. Other redemption procedures may be in effect for clients of certain Agents and institutions. The Funds make available to certain large institutions the ability to issue redemption instructions through compatible computer facilities.
        You may redeem shares of a Fund by telephone if you have checked the appropriate box on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. If you select a telephone redemption privilege or Telephone Exchange Privilege (which is granted automatically unless you refuse it), you authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be you, or a representative of your Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Funds or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Funds nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.
        During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or an exchange of Fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephone redemption had been used.
        REGULAR REDEMPTION. Under the regular redemption procedure, you may redeem your shares by written request mailed to The Dreyfus Family of Funds, P.O. Box 9671, Providence, Rhode Island 02940-9671. Redemption requests may be delivered in person only to a Dreyfus Financial Center. THESE REQUESTS
WILL BE FORWARDED TO THE FUND AND WILL BE PROCESSED ONLY UPON RECEIPT
THEREBY. For the location of the nearest financial center, please call the telephone number listed under "General Information." Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges
Medallion Program. For more information with respect to signature-guarantees, please call the telephone number listed under "General Information."
        Redemption proceeds of at least $1,000 will be wired to any member bank of the Federal Reserve System in accordance with a written signature-guaranteed request.
        CHECK REDEMPTION PRIVILEGE _ You may request on the Account Application, Shareholder Services Form or by later written request that a Fund provide Redemption Checks drawn on the Fund's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks should not be used to close your account. Redemption
Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check upon your request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. You should date your Redemption Checks with the current date when you write them. Please do not
         Page 24
postdate your Redemption Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment for payment, if they are otherwise in good order. Shares for which certificates have been issued may not be redeemed by Redemption Check. This Privilege may be modified or terminated at any time by the Funds or the Transfer Agent upon notice to shareholders.
        WIRE REDEMPTION PRIVILEGE. You may request by wire or telephone that redemption proceeds (minimum $1,000) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. To establish the Wire Redemption Privilege, you must check the appropriate box and supply the necessary information on the Funds' Account Application or file a Shareholder Services Form with the Transfer Agent. You may direct that redemption proceeds be paid by check (maximum $150,000 per day) made out to the owners of record and mailed to your address. Redemption proceeds of less than $1,000 will be paid automatically by check. Holders of jointly registered Fund or bank accounts may have redemption proceeds of only up to $250,000 wired within any 30-day period.
You may telephone redemption requests by calling 1-800-221-4060 or, if calling from overseas, 1-401-455-3306. The Funds reserve the right to refuse any redemption request, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer
Agent or the Funds. The Funds' SAI sets forth instructions for transmitting redemption requests by wire. Shares for which certificates have been issued are not eligible for this Privilege.
        TELEPHONE REDEMPTION PRIVILEGE. You may redeem shares of a Fund (maximum $150,000 per day) by telephone if you checked the appropriate box on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The redemption proceeds will be paid by check and mailed to your address. You may telephone redemption instructions by calling 1-800-221-4060 or, if calling from overseas, 1-401-455-3306. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. This Privilege may be modified or terminated at any time by the Transfer Agent or the Funds. Shares for which certificates have been issued are not eligible for this Privilege.
        DREYFUS TELETRANSFER PRIVILEGE. You may redeem shares of a Fund (minimum $500 per day) by telephone if you have checked the appropriate box and supplied the necessary information on the Funds' Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between your Fund account and the bank account designated in one of these documents. Only such an account maintained in a domestic financial institution which is an ACH member may be so designated. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two days after receipt of the redemption request or, at your request, paid by check (maximum $150,000 per day) and mailed to your address. Holders of jointly registered Fund or bank accounts may redeem through the Dreyfus TELETRANSFER Privilege for transfer to their bank account only up to $250,000 within any 30-day period. The Funds reserve the right to refuse any request made by telephone, including requests made shortly after a change of address, and may limit the amount involved or the number of such requests. The Funds may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders.

        If you have selected the Dreyfus TELETRANSFER Privilege, you may request a Dreyfus TELETRANSFER redemption of Fund shares by telephoning 1-800-221-4060 or, if calling from overseas, 1-401-455-3306. Shares issued in certificate form are not eligible for this Privilege.

                  DISTRIBUTION PLAN (INVESTOR SHARES ONLY)
        DISTRIBUTION PLAN_INVESTOR CLASS_Investor shares are subject to a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-1"). The Investor shares of each Fund bear
           Page 25
some of the cost of selling these Shares under the Distribution Plan (the "Plan"). The Plan allows a Fund to spend annually up to 0.25% of its average daily net assets attributable to Investor shares to compensate Dreyfus Service Corporation, an affiliate of Dreyfus, for shareholder servicing activities and Premier for shareholder servicing activities and for activities or expenses primarily intended to result in the sale of Investor shares of a Fund. The Plan allows Premier to make payments from the Rule 12b-1 fees it collects from a Fund to compensate Agents that have entered into Selling Agreements ("Agreements") with Premier. Under the Agreements, the Agents are obligated to provide distribution related services with regard to a Fund and/or shareholder services to the Agent's clients that own Investor shares of a Fund.
        Potential investors should read this Prospectus in light of the terms governing Agreements with their Agents. An Agent entitled to receive compensation for selling and servicing a Fund's shares may receive different compensation with respect to one class of shares over another.
        The Funds and Premier may suspend or reduce payments under the Plan at any time, and payments are subject to the continuation of the Funds' Plan and the Agreements described above. From time to time, the Agents, Premier and the Funds may agree to voluntarily reduce the maximum fees payable under the Plan. See the SAI for more details on the Plan.
                       PERFORMANCE INFORMATION
        From time to time, a Fund may advertise the yield and tax-equivalent yield on a class of shares. YIELD AND TAX-EQUIVALENT YIELD FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.
        The "yield" of a class of shares of a Fund refers to the income generated by an investment in such class over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in a class of shares in a Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a class of shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed-upon or guaranteed fixed yield for a stated period of time. The tax-equivalent yield of a Fund shows the level of taxable yield needed to produce an after-tax equivalent to such Fund's tax-free yield. This is done by increasing a class' yield by the amount necessary to reflect the payment of federal income tax (and state income tax, if applicable) at a stated tax rate.
        Yield quotations will be computed separately for each class of a Fund's shares. Because of the difference in the fees and expenses borne by Class R shares of a Fund and Investor shares of a Fund, the yield on Class R shares will generally be higher than the yield on Investor shares. Any fees charged by a Bank or Agent directly to its customers' account in connection with investments in a Fund will not be included in calculations of total return or yield.
        A Fund may compare the performance of its Investor and Class R shares with various industry standards of performance including Lipper Analytical Services, Inc. ratings. Performance rankings as reported in CHANGING TIMES, BUSINESS WEEK, INSTITUTIONAL INVESTOR, THE WALL STREET JOURNAL,
IBC/DONOGHUE'S MONEY FUND REPORT, MUTUAL FUND FORECASTER, NO LOAD INVESTOR, MONEY MAGAZINE, MORNINGSTAR MUTUAL FUND VALUES, U.S. NEWS AND WORLD REPORT, FORBES, FORTUNE, BARRON'S and similar publications may also be used in comparing a Fund's performance. Furthermore, a Fund may quote its Investor and Class R shares' yields in advertisements or in shareholder reports.
         Page 26
                 DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES
        Each Fund declares daily and pays monthly (on the first business day of the following month) dividends from its net investment income, if any, and distributes any net long-term capital gains on an annual basis. The Board of Trustees may elect not to distribute capital gains in whole or in part to take advantage of capital loss carryovers.
        Unless you choose to receive dividend and/or capital gain distributions in cash, your distributions will be automatically reinvested in additional Shares of the distributing Fund at the NAV. You may change the method of receiving distributions at any time by writing to the Funds. Checks which are sent to shareholders who have requested distributions to be paid in cash and which are subsequently returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in additional Fund shares in the shareholder's account at the then current NAV. Subsequent Fund distributions will be automatically reinvested in additional Fund shares in the shareholder's account.
        Distributions paid by a Fund with respect to one class of shares may be greater or less per share than those paid with respect to another class of shares due to the different expenses of the different classes.
        Shares purchased on a day on which a Fund calculates its NAV will not begin to accrue dividends until the following business day. Except as provided below, redemption orders effected on any particular day will receive all dividends declared through the day of redemption. However, if immediately available funds are received by the Transfer Agent prior to 12:00 noon, Eastern time, you may receive the dividend declared on the day of purchase. You will not receive the dividends declared on the day of redemption if the redemption order is placed prior to 12:00 noon, Eastern time.
        Each Fund intends to qualify for treatment as a regulated investment company under the Code so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to its shareholders. In addition, each Fund intends to continue to qualify to pay "exempt-interest" dividends, which requires, among other things, that at the close of each quarter of its taxable year at least 50% of the value of its total assets must consist of municipal securities.
        Dividends from a Fund's investment company taxable income are taxable to you as ordinary income, to the extent of the Fund's earnings and profits. Distributions by each Fund that are designated by it as "exempt-interest dividends" generally may be excluded by you from your gross income. Distributions by a Fund of net capital gain, when designated as such, are taxable to you as long-term capital gains, regardless of the length of time you have owned your shares.
        Interest on indebtedness incurred or continued to purchase or carry shares of a Fund will not be deductible for Federal income tax purposes to the extent that a Fund's distributions (other than capital gains distributions) consist of exempt-interest dividends. A Fund may invest in "private activity bonds," the interest on which is treated as a tax preference item for shareholders in determining their liability for the alternative minimum tax. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a Fund and the value of its portfolio would be affected. In such event, each Fund would reevaluate its investment objective and policies.
        Dividends and other distributions are taxable to you regardless of whether they are received in cash or reinvested in additional Fund shares, even if the value of your shares is below your cost. If you purchase shares shortly before a taxable distribution (i.e., any distribution other than an exempt-interest dividend paid by a Fund), you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same. In addition, the share price at the time you
       Page 27
purchase shares may include unrealized gains in the securities held in a Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a capital gain distribution and will be taxable to you.
        In January of each year, the Funds will send you a Form 1099-DIV notifying you of the status for Federal income tax purposes of your distributions for the preceding year. The Funds also will advise shareholders of the percentage, if any, of the dividends paid by a Fund that are exempt from Federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax.
        You must furnish the Funds with your taxpayer identification number ("TIN") and state whether you are subject to withholding for prior under-reporting, certified under penalties of perjury as prescribed by the Code and the regulations thereunder. Unless previously furnished, investments received without such a certification will be returned. Each Fund is required to withhold a portion of all dividends, capital gain distributions and redempt ion proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct TIN; withholding from dividends and capital gain distributions also is required for such shareholders who otherwise are subject to backup withholding.
        In addition, in order to avoid the application of a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gains, each Fund may make an additional distribution shortly before December 31 in each year of any undistributed ordinary (taxable) income or capital gains and expects to pay any other dividends and distributions necessary to avoid the application of this tax.
        The foregoing is only a summary of some of the important tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other federal, state or local tax considerations applicable to a particular investor; for example, each Fund's dividends may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.
                              GENERAL INFORMATION
        The Dreyfus/Laurel Tax-Free Municipal Funds offers shares of beneficial interest of separate investment portfolios without par value (each a "fund"). The Boston Company Tax-Free Municipal Funds was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on March 28, 1983, changed its name to the Laurel Tax-Free Municipal Funds, and changed its name again to The Dreyfus/Laurel Tax-Free Municipal Funds on October 17, 1994. The Dreyfus/Laurel Tax-Free Municipal Funds is registered with the SEC as an open-end management investment company, commonly known as a mutual fund. The Trustees have authorized shares of each Fund to be issued in two Classes_Investor and Class R.
        Each share (regardless of class) has one vote. All shares of all funds (and classes thereof) vote together as a single class, except as to any matter for which a separate vote of any fund or class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular funds or classes, in which case only the shareholders of the affected funds or classes are entitled to vote, each as a separate class.
Only holders of Investor shares will be entitled to vote on matters submitted to shareholders pertaining to the Distribution Plan relating to that Class.
        Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Funds to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Trustees or the appointment of auditors. However, pursuant to the Funds' By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Funds to hold a special meeting of shareholders for purposes of removing a Trustee from office and for any other purpose. Fund shareholders may remove a Trustee by the affirmative vote of two-thirds of the Dreyfus/Laurel
Tax-Free Municipal Funds' outstanding voting shares. In addition, the Board of Trustees will call a meeting of shareholders for
        Page 28
the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office have been elected by shareholders.
        The Transfer Agent maintains a record of your ownership and will send you confirmations and statements of account.
       Shareholder inquiries may be made by writing to the Funds at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or by calling toll free 1-800-645-6561.
        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND IN THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFER OF THE FUNDS' SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFERING MAY NOT LAWFULLY BE MADE.
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DREYFUS
Dreyfus/Laurel California Tax-Free Money Fund
Dreyfus/Laurel Massachusetts Tax-Free Money Fund
Dreyfus/Laurel New York Tax-Free Money Fund
Prospectus
(LION LOGO)
Copy Rights 1995 Dreyfus Service Corporation
                                      LSTTFMp2103195

Registration Mark